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                                                                    Exhibit 10.9



May 24, 2000



Scott N. Greenberg
GP Strategies
9 West 57th Street
Suite 4170
New York, NY 10019

Dear Scott:

With respect to the letter dated September 25, 1998, in which Millennium Cell agreed to repay GP Strategies $250,000, we wish to clarify the terms of that note. The interest rate is 6%, retroactive to September 25, 1998, and will accrue interest semiannually. The maturity of this note will be three years, or September 25, 2001, and the redemption will include the principal amount plus the accrued, unpaid interest.

If you are in agreement with these terms, please sign and date in the appropriate space below. Thank you.

Sincerely,

Millennium Cell Inc.

/s/ G. Chris Andersen
---------------------
G. Chris Andersen
Chairman



                                             GP Strategies Corporation

                                             By: /s/ Scott N. Greenberg
                                                 ------------------------------
                                                 Name:  Scott N. Greenberg
                                                 Title: Chief Financial Officer